Exhibit 10.5

[PORTIONS HEREIN IDENTIFIED BY [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.]

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT, is made and entered into this 23rd day of March, 2009 by and between Kraus-Anderson, Incorporated, a Minnesota corporation (hereinafter referred to as “Landlord”) and lmricor Medical systems, Inc., a Delaware corporation (hereinafter referred to as “Tenant”).

WITNESSETH THAT:

WHEREAS, Landlord is leasing to Tenant and Tenant is leasing from Landlord certain premises commonly known as 400 - 404 Gateway Boulevard, Burnsville, Minnesota and located in Suite 301 - 303 {the “Leased Premises”) in the Gateway Business Park - Phase Ill (the “Building”), in the Gateway Business Park (the “Complex”), pursuant to written Lease Agreement dated May 15, 2007 (hereinafter referred to as the “Lease”); and

WHEREAS, Landlord has agreed to defer and postpone payment of a portion of Tenant’s fixed monthly Base Rent payments in the aggregate sum of [***] during the six (6) month period from February 1, 2009 through July 31, 2009, to be due and payable as specified below.

NOW THEREFORE, in consideration of mutual agreements contained herein, it is hereby agreed to amend the Lease as follows:

1.	ARTICLE 3, SECTION 1 - DEFERRED BASE RENT:

Subject to the terms and conditions hereof, Tenant shall have the right to defer payment of a portion of Tenant’s fixed monthly Base Rent payments due and payable under the Lease as follows:

A.         Tenant is currently obligated to pay to Landlord fixed monthly Base Rent in the amount of [***] per month during each month of the six-month period from February, 2009 through July, 2009.

The months of February 2009, March 2009, April 2009, May 2009, June 2009 and July 2009 collectively are herein referred to as the “Deferral Period”.

The fixed monthly Base Rent payments due and payable in and under the Lease during each of the months for the Deferral Period shall be reduced to [***] per month and the remaining Base Rent amounts shall be deferred and paid to Landlord during the thirty-five (35) month period from February, 2010 through December, 2012 (the “Repayment Period”), in addition to the regularly-scheduled Base Rent payments currently established for the duration of the Repayment Period.

The total amount of Base Rent deferred during the Deferral Period shall not exceed an aggregate sum of [***] (“Deferred Rent”).

The Deferred Rent amount shall be deferred to be due and payable as spelled-out in Item B. below.

During the thirty-five (35) month period from February, 2010 through December, 2012 (“Repayment Period”), Tenant shall be required to pay to Landlord the Deferred Rent amount of [***] in monthly payments, with no interest, in addition to Tenant’s Base Rent and additional rents and charges as currently scheduled in the Lease during the Repayment Period; Therefore, the total monthly Base Rent payments during each month of the Deferral Period and the Repayment Period shall be adjusted as follows:

Deferral Period & Repayment Period	Currently Scheduled Base Rent Amount	Amount Decreased or Increased	Adjusted Base Rent Payment	Deferred Rent: [***]
02/01/09- 07/31/09	[***] /mo.	minus [***] /mo.	[***] /mo.	(6 mo.) ([***])
08/01/09 - 01/31/10	[***] /mo.		[***] /mo.
02/01/10 - 07/31/10	[***] /mo.	plus [***] /mo.	[***] /mo.	(6 mo.) [***]
08/01/10 - 07/31/12	[***] /mo.	plus [***] /mo.	[***] /mo.	(24 mo.) [***]
08/01/12 - 11/30/12	[***] /mo.	plus [***] /mo.	[***] /mo.	(4 mo.) [***]
12/01/12	[***] /mo.	plus [***] /mo.	[***] /mo.	(1 mo.) [***]
01/01/13- 07/31/14	[***] /mo.		[***] /mo.

C.         Tenant shall be required to pay for all of its additional rents, utilities, and all other costs and charges as provided for under the Lease, during the entire Lease term (including the Deferred Period and the Repayment Period), in addition to the fixed Minimum Rents, as adjusted in Item 1.B above.

D.         If Tenant ceases operations at the Leased Premises, or otherwise defaults in performance of its obligations under this Lease prior to payment in full of all Deferred Rent, then all remaining unpaid Deferred Rent amounts, as provided for in this Amendment, shall be immediately due and payable. If this Lease is terminated, then all unpaid Deferred Rent shall be due and payable as a condition precedent to any such termination.

2.	ARTICLE 3, SECTION 2 & ARTICLE 18 - PAYMENT OF RENTS:

Any payments of rents as currently scheduled in the Lease, or as hereby reduced, plus Deferred Rent payments, that are not received by the respective dues dates, shall be subject to late fees and interest charges in accordance with Section 2 of Article 3 and Article 18 of the Lease.

3.	Except as herein specifically modified and amended, the Lease shall remain in full force and effect and unaltered hereby.

4.	Except as herein specifically modified and amended, the Lease shall remain in full force and effect and unaltered hereby.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment To Lease Agreement to be executed the day and year first above written.

KRAUS-ANDERSON, INCORPORATED		IMRICOR MEDICAL SYSTEMS, INC.
a Minnesota corporation		a Delaware corporation

By:	/s/ Phillip F. Boelter	By:	/s/ Steve Wedan
Philip F. Boelter
	Executive Vice President	Its:	CEO
	LANDLORD		TENANT

Imricor Medical Systems, Inc.
Lease Amendment
(Prepared March 11, 2009)
Reviewed by: RJ/RB/KV